UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2020

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd.

Melbourne, FL 32901

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 22, 2020, The Goldfield Corporation (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders elected six directors nominated by the Company’s Board of Directors and ratified or approved the following proposals described in the Company’s Proxy Statement dated April 17, 2020 and previously filed with the Securities and Exchange Commission.

I.	Election of Six Directors

The stockholders of the Company elected the following six directors nominated by the Company’s Board of Directors. The voting results are set forth below:

Name	For	Withheld	Broker Non-Votes
Stephen L. Appel	11,447,976	2,980,114	6,938,526
David P. Bicks	7,645,219	6,832,871	6,938,526
Harvey C. Eads, Jr.	11,096,945	3,331,145	6,938,526
John P. Fazzini	11,088,858	3,339,232	6,938,526
Danforth E. Leitner	10,539,950	3,888,140	6,938,526
John H. Sottile	13,711,852	716,238	6,938,526

II.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2020

The stockholders of the Company ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
21,215,381	107,986	53,249	—

III.	To Approve, On A Non-Binding Advisory Basis, the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
11,442,416	2,863,529	132,145	6,938,526

These items were the only matters voted upon at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2020

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

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